UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2022

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 31, 2022, Sio Gene Therapies Inc. (the "Registrant") issued a press release announcing, among other things, estimated cash and cash equivalents of approximately $82 million as of December 31, 2021. The estimate is based on currently available information and does not present all necessary information for a complete understanding of the Registrant's financial condition as of December 31, 2021 or its results of operations for the quarter ended December 31, 2021.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 2.02 and Exhibit 99.1 to this report are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Pavan Cheruvu, M.D., as Chief Executive Officer and Director

On January 26, 2022, Pavan Cheruvu, the Registrant's Chief Executive Officer and a member of its board of directors, notified the Registrant of his intention to resign from all positions at the Registrant and its subsidiaries, including as a director and the Registrant's Chief Research and Development Officer, effective as of January 31, 2022 (the "Effective Date"). Following the Effective Date, Dr. Cheruvu has agreed to assist with the executive transition as a non-executive employee through February 15, 2022 (the "Departure Date"). Dr. Cheruvu will be entitled to any unpaid base salary amounts accrued through the Effective Date but will not receive any severance benefits under his employment agreement with the Registrant, dated November 4, 2019. Dr. Cheruvu’s outstanding equity awards will cease to vest on the Departure Date. When available, the Registrant will disclose any additional compensatory or other arrangements in connection with Dr. Cheruvu’s resignation in an amendment to this report or in the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2021. Dr. Cheruvu’s decision to resign was not a result of any disagreement with the Registrant on any matter relating to its operations, policies or practices.

Appointment of David Nassif as Interim Chief Executive Officer and Director

In connection with Dr. Cheruvu’s resignation, the Registrant appointed David Nassif, its current Chief Financial and Accounting Officer and General Counsel, as Interim Chief Executive Officer and a member of its board of directors, effective as of the Effective Date. Mr. Nassif’s existing employment agreement with the Registrant, dated November 4, 2019, will remain in effect, except that the Registrant's board of directors has approved an increase in Mr. Nassif’s (i) annual base salary to $568,600, pro-rated for Mr. Nassif’s service as Interim Chief Executive Officer, and (ii) cash bonus target, which will be 50% of Mr. Nassif's annual base salary including a pro-rated amount for Mr. Nassif's service as Interim Chief Executive Officer. A copy of Mr. Nassif’s existing employment agreement was filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2019. When available, the Registrant will disclose any additional compensatory arrangements in connection with Mr. Nassif’s appointment as its Interim Chief Executive Officer in an amendment to this report or in the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 2021.

Mr. Nassif has served as the Registrant's Chief Financial and Accounting Officer, General Counsel since July 2019, and has more than 25 years of life sciences industry experience in executive financial management roles in development-stage, commercial-stage, public and private companies. Prior to joining the Registrant, he served as Executive Vice President and Chief Financial Officer of SteadyMed, Ltd., a specialty pharmaceutical company, from March 2013 (first as a financial consultant and commencing March 2015 on a full-time basis) until June 2019. From May 2011 through September 2014, Mr. Nassif served as the President and Chief Financial Officer of Histogen, Inc., a regenerative medicine company, where he also oversaw manufacturing and quality systems. From May 2007 to February 2010, Mr. Nassif served as the Executive Vice President and Chief Financial Officer of Zogenix, Inc., a CNS-focused specialty pharmaceutical company. Previously, Mr. Nassif served as the Executive Vice President, Chief Financial Officer, General Counsel and Head of Business Development at Amphastar Pharmaceuticals, a generic and specialty pharmaceutical company, and also held various positions with Cypros Pharmaceuticals, where he was instrumental in its merger with Ribogene, Inc. to form Questcor Pharmaceuticals, Inc. Mr. Nassif received a B.Sc. in Finance and Management Information Systems from the University of Virginia with honors and a J.D. from the University of Virginia School of Law. The Registrant believes that Mr. Nassif’s extensive experience in leadership roles at biopharmaceutical companies qualifies him to serve on its board of directors.

There is no arrangement or understanding between Mr. Nassif and any other person pursuant to which he was appointed as the Registrant's Interim Chief Executive Officer and a member of its board of directors, and there is no family relationship between Mr. Nassif and any of the Registrant's directors or other executive officers. There are no transactions to which the Registrant or any of its subsidiaries is a party and in which Mr. Nassif has a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On January 31, 2022, the Registrant issued a press release announcing, among other things, clinical program updates and its Chief Executive Officer transition.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On January 31, 2022, the Registrant provided the following updates regarding clinical program status and strategic priorities:

•AXO-AAV-GM1
◦Ten patients across all pediatric subtypes of GM1 gangliosidosis have received AXO-AAV-GM1 gene therapy to-date. The data have demonstrated a favorable risk: benefit profile and a dose-dependent improvement in key biomarkers of disease activity (β-galactosidase enzyme activity in the serum and GM1 ganglioside activity in the cerebrospinal fluid) across the low and high-dose cohorts
◦Strategic Priorities:
▪Calendar 1H 2022: Present a data update from Stage 1 of the Phase 1/2 study, including a first look at Type I (early-infantile) patients treated in the low-dose cohort and longer-term data from the Type II (late-infantile to juvenile) patient cohort at future scientific conferences
▪Calendar 2022: Intend to engage with the U.S Food and Drug Administration to review Stage 1 data and discuss next steps for clinical development

•AXO-AAV-GM2
◦Dosed first four patients in the Phase 1/2 trial investigating AXO-AAV-GM2 in Tay-Sachs and Sandhoff diseases, including one patient at the starting dose and three patients at the low dose
◦Strategic Priorities:
◦2022: Expect continued patient identification, screening, and enrollment in the mid-dose cohort (n= ~3) of the dose-ranging trial

•AXO-Lenti-PD
◦After a thorough analysis of the Parkinson’s landscape, the Registrant is deprioritizing its Parkinson’s disease program due to several factors, including resource requirements and development timelines to reach meaningful value inflection for the program and an increasingly challenging market and regulatory environment for Parkinson’s disease
◦The Registrant expects the rights to the program to revert back to Oxford Biomedica (UK) Ltd. by March 31, 2022.

Forward Looking Statements

This report contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "believe", "expect," "intend," "estimate," "may" and other similar expressions are intended to identify forward-looking statements. For example, all statements the Registrant makes regarding costs associated with its operating activities, funding requirements and/or runway to meet its upcoming clinical milestones, expected cash burn runway, expectations regarding licensing and commercial agreements, and timing and outcome of its upcoming clinical and manufacturing milestones are forward-looking. All forward-looking statements are based on estimates and assumptions by the Registrant's management that, although the Registrant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Registrant expected. Such risks and uncertainties include, among others, the impact of the Covid-19 pandemic on the Registrant's operations; the actual funds and/or runway required for the Registrant’s clinical and product development activities and anticipated upcoming milestones; actual costs related to the Registrant's clinical and product development activities and the Registrant’s need to access additional capital resources prior to achieving any upcoming milestones; the initiation and conduct of preclinical studies and clinical trials; the availability of data from clinical trials; the occurrence of adverse safety events during our current and future trials; the scaling up of manufacturing; the outcome of interactions with regulatory agencies and expectations for regulatory submissions and approvals; the continued development of our gene therapy product candidates and platforms; the Registrant's’s scientific approach and general development progress; and the availability or commercial potential of the Registrant's’s product candidates. These statements are also subject to a number of material risks and uncertainties that are described in the Registrant's’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 2021, as updated by its subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1
Press Release of Sio Gene Therapies Inc., dated January 31, 2022, “Sio Gene Therapies Announces Prioritization of Lead Gene Therapy Programs in GM1 and GM2 Gangliosidosis, Extension of Cash Runway, and CEO Transition”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	January 31, 2022
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Interim Chief Executive Officer; Chief Financial Officer and General Counsel